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                                                                    EXHIBIT 10.1

                           STOCK OPTION PLAN

                           Wackenhut Corrections Corporation

                           May 1999







































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CONTENTS

================================================================================
Article 1.  Establishment, Objectives, and Duration                            1

Article 2.  Definitions                                                        1

Article 3.  Administration                                                     4

Article 4.  Shares Subject to the Plan and Maximum Awards                      5

Article 5.  Eligibility and Participation                                      5

Article 6.  Stock Options                                                      5

Article 7.  Beneficiary Designation                                            7

Article 8.  Deferrals                                                          8

Article 9.  Rights of Key Employees                                            8

Article 10.  Change in Control                                                 8

Article 11.  Amendment, Modification, and Termination                          8

Article 12.  Withholding                                                       9

Article 13.  Indemnification                                                   9

Article 14.  Successors                                                       10

Article 15.  Legal Construction                                               10





















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WACKENHUT CORRECTIONS CORPORATION STOCK OPTION PLAN

ARTICLE 1  ESTABLISHMENT, OBJECTIVES, AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. Wackenhut Corrections Corporation, a Florida corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Wackenhut Corrections Corporation Stock Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options and Incentive Stock Options.

         Subject to approval by the Company's Board of Directors, the Plan shall become effective as of February 18, 1999, (the "Effective Date") subject to approval by the shareholders at the 1999 annual meeting, and shall remain in effect as provided in Section 1.3 hereof.

         1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 11 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after February 17, 2009.

ARTICLE 2  DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         2.1 "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

         2.2 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options or Incentive Stock Options.

         2.3 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         2.4 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.5 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.6 "CAUSE" means (i) willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company; or
(ii) the commission by a Participant of one or more acts which constitute an indictable crime under United States federal, state, or local law. "Cause" under either (i) or (ii) shall be determined in good faith by a written resolution duly adopted by the affirmative vote of not less than two-thirds (2/3) of all the Directors at a meeting duly called and held for that purpose after reasonable notice to the Participant and opportunity for the Participant and his or her legal counsel to be heard.

         2.7 "CHANGE IN CONTROL" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:




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                  (a)      The stockholders of the Company approve: (i) a plan
                           of complete liquidation of the Company; or (ii) an agreement for the sale or disposition of all or substantially all the Company's assets; or (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent (65%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization; or

                  (b) Notwithstanding anything else contained herein to the contrary, in no event shall a Change in Control be deemed to occur solely by reason of (1) a distribution to the Parent's shareholders, whether as dividend or otherwise, of all or any portion of Shares or any other voting securities of the Company held, directly or indirectly, by the Parent; or (2) a sale of all or any portion of Shares or any other voting securities of the Company held, directly or indirectly, by the Parent in an underwritten public offering.

                  However, in no event shall a "Change in Control" be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group except: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participant in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Director.

         2.8 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.9 "COMMITTEE" means the Nomination and Compensation Committee of the Company.

         2.10 "COMPANY" means Wackenhut Corrections Corporation, a Florida corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 14 herein.

         2.11 "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

         2.12 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate.

         2.13 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

         2.14 "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

         2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.16 "FAIR MARKET VALUE" shall mean:

                  (a) If the security is traded on a national securities exchange, the closing sale price on the principal securities exchange on which the Shares are traded on the preceding day or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported; or

                  (b) If the security is not currently traded on a national securities exchange, the fair market value of the security as determined by the Committee after consideration of an appraisal conducted by an outside valuation firm.



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         2.17 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase
Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         2.18 "INSIDER" shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.19 KEY EMPLOYEE" means an employee or consultant of the Company, including an employee who is an officer of the Company, who, in the opinion of members of the Committee, can contribute significantly to the growth and profitability of the Company. "Key Employee" also may include those employees, identified by the Committee, in situations concerning extraordinary performance, promotion, retention, or recruitment. The granting of an Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee.

         2.20 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

         2.21 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

         2.22 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         2.23 "PARENT" shall mean The Wackenhut Corporation.

         2.24 "PARTICIPANT" means a Key Employee who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

         2.25 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         2.26 "RETIREMENT" shall mean normal retirement at age 60 or early retirement before that age.

         2.27 "SHARES" means the shares of common stock of the Company, par value $.01.

         2.28 "SUBSIDIARY" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest.

ARTICLE 3  ADMINISTRATION

         3.1 GENERAL. The Plan shall be administered by the Committee except where expressly reserved by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. To the extent that the Board has not delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Committee in the Plan shall be to the Board. The Committee shall have the authority to delegate administrative duties to officers or Directors of the Company.

         3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein and ratification by the Board, the Committee shall have full power to select Participants who shall participate in the Plan; determine the sizes of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 11 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law (and subject to Section 3.1 herein), the Committee may delegate its authority as identified herein.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee and the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Committee and the Board shall be final, conclusive


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and binding on all persons, including the Company, its stockholders, Directors,
Key Employees, Participants, and their estates and beneficiaries.

ARTICLE 4  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be Five Hundred Fifty Thousand (550,000).

         4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5  ELIGIBILITY AND PARTICIPATION

         5.1 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Key Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6  STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

         6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

         6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant.

         6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised,




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accompanied by full payment for the Shares and any applicable taxes. The Option
Price upon exercise of any Option, and any applicable taxes shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of
(a) and (b).

         The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7      NONTRANSFERABILITY OF OPTIONS.

                  (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                  (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

         6.8      TERMINATION OF EMPLOYMENT.

                  (a) TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the employment of a Participant is terminated by reason of death or Disability, any outstanding Options shall become immediately exercisable at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter, by such person or persons as shall have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

                           In the event the employment of a Participant is terminated by reason of Retirement, any outstanding Options shall become immediately exercisable at any time prior to the expiration date of the options.

                           In its sole discretion, and prior to the termination of the employment due to death, Disability, or Retirement, the Committee may extend the period during which outstanding Options may be exercised.

                           In the case of ISOs, the tax treatment prescribed under Section 422A of the Code may not be available if the Options are not exercised within the Section 422A prescribed time period after termination of employment.

                  (b) TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of the Participant shall terminate for any reason other than for death, Disability, Retirement, or for Cause, the Participant shall have the right to exercise Options that were vested in the Participant at the date of termination within the 90 days after the date of termination, but in no event beyond the expiration of the term of the Option and only to the extent that the Participant was entitled to exercise the Option at the date of termination of employment. The Committee, in its sole discretion, shall have the right to extend the 90 days up to one (1) year after the date of such termination, but, however, in no event beyond the expiration date of the Options.

                           If the employment of the Participant shall terminate for Cause, all outstanding Options immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

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         6.9 RESTRICTIONS ON SHARE TRANSFERABILITY.

         The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

ARTICLE 7  BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 8  DEFERRALS

         The Committee may permit or require a Participant to defer such Participant's receipt of delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 9  RIGHTS OF PARTICIPANTS

         9.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

         9.2 PARTICIPATION. No Key Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 10  CHANGE IN CONTROL

         10.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term.

         10.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 11.3 hereof) or any Award Agreement provision, the provisions of this Article 10 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Committee may terminate, amend, or modify this Article 10 at any time and from time to time prior to the date of a Change in Control.

         10.3 POOLING OF INTERESTS ACCOUNTING. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Committee may take any action necessary to preserve the use of pooling of interests accounting.

ARTICLE 11  AMENDMENT, MODIFICATION, AND TERMINATION

         11.1 AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

         11.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting





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the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

         11.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 10.3 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

         11.4 COMPLIANCE WITH CODE SECTION 162(m). At all times when Code
Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
Article 11, make any adjustments it deems appropriate.

ARTICLE 12  WITHHOLDING

         12.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         12.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 13  INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 14  SUCCESSORS

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 15  LEGAL CONSTRUCTION

         15.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.



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






         15.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         15.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         15.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         15.5 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Florida.





























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




WACKENHUT CORRECTIONS CORPORATION
NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
(Effective April 27, 1995)

CONTENTS

SECTION                                                                                PAGE

                ARTICLE I.  THE PLAN

1.1             Establishment of the Plan                                              II-13
1.2             Purpose of the Plan                                                    II-13
1.3             Duration of the Plan                                                   II-13

                ARTICLE II.  DEFINITIONS

2.1             Award Agreement                                                        II-13
2.2             Board                                                                  II-13
2.3             Code                                                                   II-13
2.4             Company                                                                II-13
2.5             Disability                                                             II-14
2.6             Exchange Act                                                           II-14
2.7             Fair Market Value                                                      II-14
2.8             Nonemployee Director                                                   II-14
2.9             Option                                                                 II-14
2.10            Participant                                                            II-14
2.11            Plan Administrator                                                     II-14
2.12            Shares                                                                 II-14

                ARTICLE III.  ADMINISTRATION

3.1             The Plan Administrator                                                 II-14
3.2             Authority of the Plan Administrator                                    II-14
3.3             Decisions Binding                                                      II-15

                ARTICLE IV.  SHARES SUBJECT TO THE PLAN

4.1             Number of Shares                                                       II-15
4.2             Lapsed Option Grants                                                   II-15




4.3             Adjustments in Authorized Shares                                       II-15

                ARTICLE V.  ELIGIBILITY AND PARTICIPATION

5.1             Eligibility                                                            II-15
5.2             Actual Participation                                                   II-15

                ARTICLE VI.  NONQUALIFIED STOCK OPTIONS

6.1             Grants of Options                                                      II-15
6.2             Limitation on Grant of Options                                         II-16
6.3             Award Agreement                                                        II-16
6.4             Option Price                                                           II-16
6.5             Duration of Options                                                    II-16
6.6             Vesting of Shares Subject to Option                                    II-16
6.7             Payment                                                                II-16
6.8             Termination of Service on Board Due to Death                           II-16
6.9             Termination of Service on Board Due to Disability                      II-16
6.10            Termination of Service on Board for Other Reasons                      II-17
6.11            Nontransferability of Options                                          II-17
6.12            Restrictions on Share Transferability                                  II-17

                ARTICLE VII.  AMENDMENT, MODIFICATION, AND TERMINATION

7.1             Amendment, Modification, and Termination                               II-17
7.2             Options Previously Granted                                             II-17

                ARTICLE VIII.  MISCELLANEOUS

8.1             Indemnification                                                        II-17
8.2             Beneficiary Designation                                                II-17
8.3             Successors                                                             II-18
8.4             Severability                                                           II-18
8.5             Requirements of Law                                                    II-18
8.6             Governing Law                                                          II-18

ARTICLE I.  THE PLAN

1.1      ESTABLISHMENT OF THE PLAN

Wackenhut Corrections Corporation, (the "Company"), hereby establishes an incentive compensation plan providing for the grant of nonqualified stock options to Nonemployee Directors, subject to the terms and provisions set forth herein. This plan shall be known as the Wackenhut Corrections Corporation Nonemployee Director Stock Option Plan (the "Plan").

Subject to ratification by an affirmative vote of a majority of Shares present and entitled to vote at the 1996 Annual Meeting at which a quorum is present, the Plan shall become effective as of April 27, 1995 (the "Effective Date").

1.2      PURPOSE OF THE PLAN

The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of Company shareholders, and to attract and retain Nonemployee Directors of outstanding competence.

1.3      DURATION OF THE PLAN

The Plan shall commence on April 27, 1995 and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to
Section 7.1, until all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions. However, in no event may an Option be granted under the Plan on or after April 26, 2005.

ARTICLE II.       DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized. The definition of any term in the singular shall also include the plural.

2.1      AWARD AGREEMENT

Award Agreement means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Options granted under this Plan.

2.2      BOARD

Board means the Board of Directors of Wackenhut Corrections Corporation.

2.3      CODE

Code means the Internal Revenue Code of 1986, as amended from time to time.

2.4      COMPANY

Company means Wackenhut Corrections Corporation and any successor organization as provided in Section 8.3.









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




2.5      DISABILITY

Disability means any disabling condition which entitles the Participant to disability benefits under the federal Social Security Act.

2.6      EXCHANGE ACT

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

2.7      FAIR MARKET VALUE

Fair Market Value means the last closing sale price of a Share on or prior to the relevant date that is reported by the principal securities exchange on which the Shares are publicly traded.

2.8      NONEMPLOYEE DIRECTOR

Nonemployee Director means any individual who is a member of the Board, but who has never otherwise been an employee of the Company.

2.9      OPTION

Options means an option to purchase Shares granted under Article VI. Such Options are not intended to meet the requirements of Code Section 422.

2.10     PARTICIPANT

Participant means a Nonemployee Director of the Company who has one or more outstanding options under the Plan.

2.11     PLAN ADMINISTRATOR

Plan Administrator means the Compensation Committee of the Company's Board.

2.12     SHARES

Shares mean the common stock of the Company.

ARTICLE III.      ADMINISTRATION

3.1      THE PLAN ADMINISTRATOR

The Plan shall be administered by the Plan Administrator subject to the restrictions set forth in this Plan. The Plan Administrator may delegate to one or more individuals or a committee any of its powers and duties as Plan Administrator that it deems desirable. In this case, every reference in the Plan to the Plan Administrator shall be deemed to include these individuals or the committee as to matters within their jurisdiction.

3.2      AUTHORITY OF THE PLAN ADMINISTRATOR

The Plan Administrator shall have the full power, discretion, and authority to administer this Plan in a manner which is consistent with its provisions. Except as provided below, the Plan Administrator shall have the exclusive right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with the administration thereof, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions, by general rule or particular decision.

However, in no event shall the Plan Administrator have the power to determine Plan eligibility, or to determine the number, the purchase price, the vesting period, or the frequency and timing of Options to be granted under the Plan to any Participant. All such determinations are automatic pursuant to the provisions of this Plan.

3.3      DECISIONS BINDING

All determination and decisions made by the Plan Administrator pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, including the Company, its stockholders, employees, Participants, and their estates and beneficiaries.

ARTICLE IV.       SHARES SUBJECT TO THE PLAN

4.1      NUMBER OF SHARES

Subject to adjustments as provided in Section 4.3, no more than 30,000 Shares shall be eligible for purchase by Participants pursuant to Options granted under this Plan.

4.2      LAPSED OPTION GRANTS

If any Option granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to purchase pursuant to such Option shall again be available for the grant of an Option under the Plan.

4.3      ADJUSTMENTS IN AUTHORIZED SHARES

In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of and/or price of Shares subject to outstanding Options granted under this Plan, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights.

ARTICLE V.        ELIGIBILITY AND PARTICIPATION

5.1      ELIGIBILITY

Nonemployee Directors shall be eligible to become Participants in accordance with Section 5.2.

5.2      ACTUAL PARTICIPATION

Subject to the provisions of Article VI, all Nonemployee Directors shall become Participants by receiving grants of Options upon election and/or reelection to serve on the Board.

ARTICLE VI.       NONQUALIFIED STOCK OPTIONS

6.1      GRANTS OF OPTIONS

Subject to the limitation on the number of Shares subject to this Plan, each Nonemployee Director shall be granted an Option to purchase 1,000 Shares upon his or her election and/or reelection to serve on the Board.

6.2      LIMITATION ON GRANT OF OPTIONS

Other than those grants of Options set forth in Section 6.1, no additional Options shall be granted under this Plan.

6.3      AWARD AGREEMENT

Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price (as defined in Section 6.4), the duration of the Option, and the number of shares available for purchase under the Option as set forth in this Plan.

6.4      OPTION PRICE

The purchase price per Share available for purchase under an Option shall be equal to the Fair Market Value of such Share on the date the Option is granted.

6.5      DURATION OF OPTIONS

Each Option shall expire on the tenth (10th) anniversary date of its grant.

6.6      VESTING OF SHARES SUBJECT TO OPTION

Options granted under the Plan shall be 100 percent vested at all times. Participants shall be entitled to exercise Options at any time and from time to time, within the time period beginning on the date on which the Option is granted, and ending ten (10) years after grant of the Option.

6.7      PAYMENT

Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised. The Option Price (as defined in Section 6.4) of any Option shall be payable to the Company in full in cash or its equivalent upon exercise.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based on the number of Shares purchased to the exercise of the Option.

6.8      TERMINATION OF SERVICE ON BOARD DUE TO DEATH

If a Participant dies while he or she is actively serving as a Nonemployee Director, any outstanding Options may be exercised by the Participant's legal representative or beneficiary any time before the earlier of:

         (a)      the expiration date of such Options; or
         (b)      the second anniversary of the Participant's death.

6.9      TERMINATION OF SERVICE ON BOARD DUE TO DISABILITY

If a Participant incurs a Disability while he or she is actively serving as a Nonemployee Director, the Participant may exercise any Options that are outstanding at the time of such Disability before the earlier of:

         (a)      the expiration date of such Options; or
         (b)      the second anniversary of the date of Disability.

(If the Participant dies after incurring a Disability, but before the expiration of the exercise period described above, the Participant's legal representative or beneficiary may exercise any outstanding Options before the expiration of such period.)

6.10     TERMINATION OF SERVICE ON BOARD FOR OTHER REASONS

If the service of the Participant on the Board shall terminate for any reason other than for death or Disability, any outstanding Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for six months after the date the Participant's service on the Board terminates, whichever period is shorter.

6.11     NONTRANSFERABILITY OF OPTIONS

No Option granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

6.12     RESTRICTIONS ON SHARE TRANSFERABILITY

The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under this Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

ARTICLE VII.      AMENDMENT, MODIFICATION, AND TERMINATION

7.1      AMENDMENT, MODIFICATION, AND TERMINATION

The Board may at any time alter, amend, suspend, or terminate the Plan in whole or in part. However, no amendment which fails to comply with the exemptions available under Rule 16b-3 of the Exchange Act, including any successor to the Rule, shall be effective.

7.2      OPTIONS PREVIOUSLY GRANTED

Unless required by law, no termination, amendment, or modification of this Plan shall in any manner adversely affect any Option previously granted under this Plan, without the written consent of the Participant holding the Option.

ARTICLE VIII.   MISCELLANEOUS

8.1      INDEMNIFICATION

The Company shall indemnify each person against any and all claims, losses, damages, and expenses (including counsel fees) incurred by such individual for the exercise of any duties as Plan Administrator, whether singly or as a member of committee, and against any liability, including any amounts paid in settlement with the Company's approval, arising from the individual's action or failure to act, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of the individual.

8.2      BENEFICIARY DESIGNATION

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to exercise the rights described in Sections 6.8 and 6.9. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Plan Administrator and will be effective only when filed by the Participant in writing with the Plan Administrator during his or her lifetime. In the absence of any such designation, such rights may be exercised by the executor of the Participant's estate.

8.3      SUCCESSORS

All obligations of the Company under this Plan, with respect to Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

8.4      SEVERABILITY

If a provision of this Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan. The Plan shall be construed and enforced as if the illegal or invalid provision had not been included herein.

8.5      REQUIREMENTS OF LAW

The granting of Options under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.6      GOVERNING LAW

To the extent not preempted by Federal law, this Plan, and all Award Agreements hereunder, shall be construed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the authorized officers of the Company have signed this document and have affixed the corporate seal on ___________________, 1996, but effective as of April 27, 1995.

                                        WACKENHUT CORRECTIONS CORPORATION

ATTEST:

                                        By
                                           ------------------------------------
                                            George C. Zoley

                                                 Its
                                                     ---------------------------
By
   ---------------------------------
         Its                                             (Corporate Seal)
            ------------------------